UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF THE SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida (State of incorporation or organization)	45-1443512 (I.R.S. Employer Identification No.)

140 Iowa Lane, Suite 101 , Cary, NC (Address of principal executive offices)	27511 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered	Name of each exchange on which each class is to be registered
Common	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-174404

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.0001 per share.

(Title of Class)

Item 1.  Description of Registrant’s Securities to be Registered

Common Stock, Par Value $0.0001

Item 2.  Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 30, 2015

Force Protection Video Equipment Corp.

By:    /s/ Paul Feldman

Paul Feldman

President

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